UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                            Washington, D.C.  20549

                                   Form 8-K

                                CURRENT REPORT

                   Pursuant to Section 13 or 15(d) of the
                       Securities Exchange Act of 1934


       Date of Report (Date of earliest event reported): April 12, 2004

                              INTEGRATED DATA CORP.
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               (Exact name of Registrant as specified in charter)


     Delaware                     0-31729                     23-2498715
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   (State or other             (Commission                  (IRS Employer
   jurisdiction of             File Number)                 Identification
   incorporation)                                           Number)


      625 W. Ridge Pike, Suite C-106, Conshohocken, Pennsylvania 19428
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         (Address of principal executive offices)            (Zip Code)


                                610-825-6224
                                ------------
             (Registrant's telephone number, including area code)


                               Not Applicable
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         (Former name or former address, if changed since last report)











Item 5.  Other Events and Regulation FD Disclosure.

The shareholders of Integrated Data Corp ("IDC" or the "Corporation"), by written consent of the holders of more than 79% of the Corporation's common stock, approved a resolution to reduce the authorized number of shares of common stock for the Corporation from Three Hundred Million (300,000,000) to Fifty Million (50,000,000). This reduction in authorized shares will lower IDC's future franchise tax obligations. The resolution did not effect any change to the authorized number of shares of preferred stock, which remains at Two Million (2,000,000) shares, none of which are outstanding at this time. The resulting Certificate of Amendment of Certificate of Incorporation of Integrated Data Corp was filed with the Secretary of State of the State of Delaware on April 12, 2004. The certificate of amendment is attached hereto as Exhibit 99.1.

As required by Delaware General Corporation Law, this Current Report on Form 8-K represents notification to the other shareholders of the Corporation that said resolution was ratified.

By written consent of the holders of more than 79% of the shares of the Corporation's common stock, two other resolutions were adopted effective March 29, 2004. The shareholders re-elected Messrs. Bryan, Will, Tromans, and Settle to serve as the Corporation's Board of Directors during the current fiscal year and until their respective successors shall have been duly elected and qualified. The shareholders also ratified the Board's selection of Cogen Sklar LLP of Bala Cynwyd, Pennsylvania to serve as the Corporation's independent auditors for the fiscal year ending June 30, 2004.





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                                   Signature
                                   ---------

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                          INTEGRATED DATA CORP.
                                          ---------------------
                                          (Registrant)

Date:  April 19, 2004
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                                          By: /s/David C. Bryan
                                              --------------------
                                              David C. Bryan
                                              Chief Executive Officer &
                                              President





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EXHIBIT INDEX

Exhibit No.     Description
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    99.1        Certificate of Amendment of Certificate of Incorporation of
                Integrated Data Corp.





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